                                                                  EXHIBIT 10.82


 TEXAS GAS TRANSMISSION
        ONE OF THE WILLIAMS COMPANIES, INC.

P.O. BOX 20008 - 3800 FREDERICA STREET                                 L0006006
OWENSBORO, KENTUCKY 42304                                              T6487
TEL. (502) 926-8686

                              September 23, 1997



Louisville Gas and Electric Company
820 West Broadway
Louisville, Kentucky 40202

Attention:  Mr. J. Clay Murphy

Gentlemen:

     Reference is made to the Transportation Agreement (Agreement) dated March 1, 1995, as amended, between Texas Gas Transmission Corporation (Texas Gas) and Louisville Gas and Electric Company (LG&E) providing for the transportation of natural gas by Texas Gas for LG&E.

     Accordingly, Texas Gas and LG&E hereby desire to amend the Agreement between them as follows:

     A. ARTICLE II, Transportation Service, Section 2.1 for the 5-year agreement shall be deleted in its entirety and the following inserted in place thereof:

                                     ARTICLE II

TRANSPORTATION SERVICE

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, Gas for Transportation, and Texas Gas agrees to receive, transport, and redeliver, at the Point(s) of Delivery in Exhibit "B" hereunder, Equivalent Quantities of Gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective FT Rate Schedule and the terms and conditions contained herein, up to - 0 - MMBtu per day during the winter season, and up to 18,000 MMBtu per day during the summer season, which shall be Customer's Firm Transportation Contract Demand, and up to -0- MMBtu during the winter season, and up to 3,852,000 MMBtu during the summer season, which shall be Customer's Seasonal Quantity Levels.

     B. EXHIBIT "C", SUPPLY LATERAL CAPACITY, shall be deleted in its entirety and replaced with the attached EXHIBIT "C", SUPPLY LATERAL CAPACITY.

     This amendment shall become effective November 1, 1997 and shall remain in force for a term to coincide with the term of the Agreement.

     The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

Louisville Gas and Electric Company
September 23, 1997
Page 2


     Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

     If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.


                                            Very truly yours,

LOUISVILLE GAS AND ELECTRIC COMPANY         TEXAS GAS TRANSMISSION CORPORATION


By:  /s/ Rebecca L. Farrar                   By:  /s/ Signed
   -----------------------------------          -------------------------------
Title: Vice President-Gas Service Business      ATTEST  /s/ Sherry L. Rice

AGREED TO AND ACCEPTED this  30th  day of   September   , 1997.
                            ------        ------------

TEXAS GAS TRANSMISSION
       ONE OF THE WILLIAMS COMPANIES, INC.

P.O. BOX 20008 - 3800 FREDERICA STREET                                 L0006007
OWENSBORO, KENTUCKY 42304                                              T6487
TEL. (502) 926-8686

                              September 23, 1997



Louisville Gas and Electric Company
820 West Broadway
Louisville, Kentucky 40202

Attention:  Mr. J. Clay Murphy

Gentlemen:

     Reference is made to the Transportation Agreement (Agreement) dated March 1, 1995, as amended, between Texas Gas Transmission Corporation (Texas Gas) and Louisville Gas and Electric Company (LG&E) providing for the transportation of natural gas by Texas Gas for LG&E.

     Accordingly, Texas Gas and LG&E hereby desire to amend the Agreement between them as follows:

     A. ARTICLE II, Transportation Service, Section 2.1 for the 8-year agreement shall be deleted in its entirety and the following inserted in place thereof:

                                     ARTICLE II

TRANSPORTATION SERVICE

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, Gas for Transportation, and Texas Gas agrees to receive, transport, and redeliver, at the Point(s) of Delivery in Exhibit "B" hereunder, Equivalent Quantities of Gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective FT Rate Schedule and the terms and conditions contained herein, up to - 0 - MMBtu per day during the winter season, and up to 18,000 MMBtu per day during the summer season, which shall be Customer's Firm Transportation Contract Demand, and up to -0- MMBtu during the winter season, and up to 3,852,000 MMBtu during the summer season, which shall be Customer's Seasonal Quantity Levels.

     B. EXHIBIT "C", SUPPLY LATERAL CAPACITY, shall be deleted in its entirety and replaced with the attached EXHIBIT "C", SUPPLY LATERAL CAPACITY.

     This amendment shall become effective November 1, 1997 and shall remain in force for a term to coincide with the term of the Agreement.

     The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

Louisville Gas and Electric Company
September 23, 1997
Page 2


     Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

     If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.

                                            Very truly yours,

LOUISVILLE GAS AND ELECTRIC COMPANY         TEXAS GAS TRANSMISSION CORPORATION


By:  /s/ Rebecca L. Farrar                   By:  /s/ Signed
   -----------------------------------          -------------------------------
Title: Vice President-Gas Service Business      ATTEST  /s/ Sherry L. Rice

AGREED TO AND ACCEPTED this  30th  day of   September   , 1997.
                            ------        ------------

TEXAS GAS TRANSMISSION
       ONE OF THE WILLIAMS COMPANIES, INC.

P.O. BOX 20008 - 3800 FREDERICA STREET                                 L0006005
OWENSBORO, KENTUCKY 42304                                              T6487
TEL. (502) 926-8686

                              September 23, 1997



Louisville Gas and Electric Company
820 West Broadway
Louisville, Kentucky 40202

Attention:  Mr. J. Clay Murphy

Gentlemen:

     Reference is made to the Transportation Agreement (Agreement) dated March 1, 1995, as amended, between Texas Gas Transmission Corporation (Texas Gas) and Louisville Gas and Electric Company (LG&E) providing for the transportation of natural gas by Texas Gas for LG&E.

     Accordingly, Texas Gas and LG&E hereby desire to amend the Agreement between them as follows:

     A. ARTICLE II, Transportation Service, Section 2.1 for the 2-year agreement shall be deleted in its entirety and the following inserted in place thereof:

                                     ARTICLE II

TRANSPORTATION SERVICE

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, Gas for Transportation, and Texas Gas agrees to receive, transport, and redeliver, at the Point(s) of Delivery in Exhibit "B" hereunder, Equivalent Quantities of Gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective FT Rate Schedule and the terms and conditions contained herein, up to - 0 - MMBtu per day during the winter season, and up to 18,000 MMBtu per day during the summer season, which shall be Customer's Firm Transportation Contract Demand, and up to -0- MMBtu during the winter season, and up to 3,852,000 MMBtu during the summer season, which shall be Customer's Seasonal Quantity Levels.

     B. EXHIBIT "C", SUPPLY LATERAL CAPACITY, shall be deleted in its entirety and replaced with the attached EXHIBIT "C", SUPPLY LATERAL CAPACITY.

     This amendment shall become effective November 1, 1997 and shall remain in force for a term to coincide with the term of the Agreement.

     The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

Louisville Gas and Electric Company
September 23, 1997
Page 2


     Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

     If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.

                                            Very truly yours,

LOUISVILLE GAS AND ELECTRIC COMPANY         TEXAS GAS TRANSMISSION CORPORATION


By:  /s/ Rebecca L. Farrar                   By:  /s/ Signed
   -----------------------------------          -------------------------------
Title: Vice President-Gas Service Business      ATTEST  /s/ Sherry L. Rice

AGREED TO AND ACCEPTED this  30th  day of   September   , 1997.
                            ------        ------------